Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Diversified Multi-Advisor Futures Fund L.P. (the “Partnership”) on Form 10-Q for the period ended March 31, 2010 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer Magro , Chief Financial Officer and Director of Ceres Managed Futures LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.
Date: May 17, 2010

/s/ Jennifer Magro
Jennifer Magro
Ceres Managed Futures LLC Chief Financial Officer and Director